UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013
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WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland	001-16503	98-0352587
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,
51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)

(011) 44-20-3124-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events
On August 8, 2013, the Company filed a post-effective amendment to its Registration Statement on Form S-3 (No. 333-184515) with the Securities and Exchange Commission (the "SEC") under which, amongst other things, Trinity Acquisition plc (the "Issuer") may offer debt securities that may be guaranteed by the Company and certain direct and indirect subsidiaries of the Company (“the Guarantor Subsidiaries”), including Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, Willis Group Limited and Willis North America Inc.

Rule 3-10 of Regulation S-X requires that certain of the Company's financial statements incorporated by reference into the registration statement include certain condensed consolidating financial information relating to the Company, the Issuer, the Guarantor Subsidiaries and the subsidiary companies that are not named in the Registration Statement as Guarantor Subsidiaries.

Accordingly, the Company is filing this Current Report on Form 8-K to add Note 33 to the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 (the "2012 10-K") filed with the SEC on February 28, 2013 and to add Note 21 to the Notes to the Condensed Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the "2013 Q2 10-Q"). To reflect the addition of Note 33 to the Company's audited consolidated financial statements included within the Company's 2012 10-K and the addition of Note 21 to the unaudited condensed consolidated financial statements included within the Company's 2013 Q2 10-Q, the Company has amended such financial statements in their entirety which are attached as Exhibit 99.1 and 99.2 and will be incorporated by reference in the amended Registration Statement at such time it becomes effective.

Other than the changes described above, this Form 8-K does not modify or update the disclosures in the Company's 2012 10-K or the Company's 2013 Q2 10-Q in any way. Information in the 2012 10-K is generally stated as of December 31, 2012, the 2013 Q2 10-Q generally stated as of June 30, 2013 and this filing does not reflect any subsequent information or events other than the change described above. This report should be read in combination with the Company's 2012 10-K and its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 and other filings.

Item 9.01 - Financial Statements and Exhibits

23.1	Consent of Deloitte LLP.
99.1	Financial Statements and Supplementary Data for the three years ended December 31, 2012 (which replaces and supersedes Part II, Item 8 of the 2012 Form 10-K filed with the SEC on February 28, 2013).
99.2	Financial Statements and Supplementary Data for the quarter ended June 30, 2013 (which replaces and supersedes Part I, Item 1 of the June 30, 2013 Form 10-Q filed with the SEC on August 6, 2013).
101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document
 _________________________________
** Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not field for purposes of Section 18 of the Securities and Exchange act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIS GROUP HOLDINGS PLC (REGISTRANT)

By:	/S/ MICHAEL K. NEBORAK
Michael K. Neborak
Group Chief Financial Officer
(Principal Financial and Accounting Officer)
Dated: August 8, 2013